                                                                Agency Agreement

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                                            THE BANK OF NEW YORK
                                                        (Principal Paying Agent)

                                                            THE BANK OF NEW YORK
                                                                  (Note Trustee)

                                                            THE BANK OF NEW YORK
                                                             (Calculation Agent)

                                                            THE BANK OF NEW YORK
                                                      (Class A-1 Note Registrar)

                                                            THE BANK OF NEW YORK
                                                      (Class A-2 Note Registrar)

                                              Crusade Global Trust No. 2 of 2006

                                                          Allens Arthur Robinson
                                                             Deutsche Bank Place
                                               Corner Hunter and Phillip Streets
                                                               Sydney  NSW  2000
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2006

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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TABLE OF CONTENTS

1.   DEFINITIONS AND INTERPRETATION                                            3
     1.1   DEFINITIONS                                                         3
     1.2   DEFINITIONS IN MASTER TRUST DEED, SUPPLEMENTARY TERMS NOTICE,
           NOTE TRUST DEED AND CONDITIONS                                      3
     1.3   INTERPRETATION                                                      4
     1.4   DOCUMENT OR AGREEMENT                                               4
     1.5   TRANSACTION DOCUMENT                                                4
     1.6   TRUSTEE AS TRUSTEE                                                  4
     1.7   NOTE TRUSTEE AS NOTE TRUSTEE                                        4

2.   APPOINTMENT OF PAYING AGENTS                                              5

3.   PAYMENT                                                                   5
     3.1   PAYMENT BY TRUSTEE                                                  5
     3.2   CONFIRMATION                                                        5
     3.3   PAYMENTS BY PAYING AGENTS                                           6
     3.4   METHOD OF PAYMENT - BOOK-ENTRY NOTES                                6
     3.5   METHOD OF PAYMENT - DEFINITIVE NOTES                                6
     3.6   LATE PAYMENT                                                        6
     3.7   NOTICE OF NON-RECEIPT                                               7
     3.8   REIMBURSEMENT                                                       7
     3.9   METHOD OF PAYMENT                                                   7
     3.10  NO FEE                                                              8
     3.11  TRUST                                                               8
     3.12  FORMS AND INFORMATION                                               8

4.   REPAYMENT                                                                 8

5.   APPOINTMENT OF THE CALCULATION AGENT                                      9

6.   DUTIES OF THE CALCULATION AGENT                                           9

7.   NOTE TRUSTEE                                                             10

8.   EARLY REDEMPTION OF OFFSHORE NOTES                                       11

9.   PRO RATA REDEMPTION AND CANCELLATION OF NOTES                            11

10.  CANCELLATION, DESTRUCTION AND RECORDS WHERE OFFSHORE NOTES IN
     DEFINITIVE FORM HAVE BEEN ISSUED                                         12

11.  ISSUE OF REPLACEMENT DEFINITIVE NOTES WHERE DEFINITIVE NOTES HAVE
     BEEN ISSUED                                                              13

12.  NOTICES TO NOTEHOLDERS                                                   14

13.  DOCUMENTS AND FORMS                                                      15

14.  AUTHENTICATION                                                           15

15.  INDEMNITY                                                                15

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16.  THE NOTE REGISTER                                                        17
     16.1  APPOINTMENT OF NOTE REGISTRARS                                     17
     16.2  DETAILS TO BE KEPT ON THE NOTE REGISTER                            17
     16.3  PAYMENTS OF PRINCIPAL AND INTEREST                                 18
     16.4  PLACE OF KEEPING NOTE REGISTERS, COPIES AND ACCESS                 18
     16.5  DETAILS ON NOTE REGISTER CONCLUSIVE                                19
     16.6  ALTERATION OF DETAILS ON NOTE REGISTER                             19
     16.7  RECTIFICATION OF NOTE REGISTER                                     19
     16.8  CORRECTNESS OF NOTE REGISTER                                       19

17.  CHANGES OF NOTE REGISTRAR                                                20
     17.1  REMOVAL                                                            20
     17.2  RESIGNATION                                                        20
     17.3  LIMITATION                                                         20

18.  GENERAL                                                                  20
     18.1  COMMUNICATIONS TO OFFSHORE NOTEHOLDERS                             20
     18.2  AGENCY                                                             20
     18.3  IDENTITY                                                           21
     18.4  NO SET-OFF                                                         21
     18.5  RELIANCE                                                           21
     18.6  ENTITLED TO DEAL                                                   21
     18.7  CONSULTATION                                                       22
     18.8  DUTIES                                                             22
     18.9  INCOME TAX RETURNS                                                 22
     18.10 TAXES                                                              22
     18.11 WRITTEN INSTRUCTIONS                                               22
     18.12 NO REPRESENTATIONS                                                 22
     18.13 EUROPEAN UNION TAX DIRECTIVE                                       22
     18.14 KNOW YOUR CUSTOMER                                                 23

19.  CHANGES IN PAYING AGENTS AND CALCULATION AGENT                           23
     19.1  REMOVAL                                                            23
     19.2  RESIGNATION                                                        24
     19.3  LIMITATION                                                         24
     19.4  DELIVERY OF AMOUNTS                                                25
     19.5  SUCCESSOR TO PAYING AGENTS                                         25
     19.6  SUCCESSOR TO CALCULATION AGENT                                     26
     19.7  SUCCESSOR TO NOTE REGISTRAR                                        26
     19.8  NOTICE TO OFFSHORE NOTEHOLDERS                                     27
     19.9  CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE                        27

20.  FEES AND EXPENSES                                                        28

21.  WAIVERS, REMEDIES CUMULATIVE                                             29

22.  SEVERABILITY OF PROVISIONS                                               29

23.  ASSIGNMENTS                                                              29

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24.  NOTICES                                                                  29
     24.1  GENERAL                                                            29
     24.2  DETAILS                                                            30
     24.3  COMMUNICATION THROUGH PRINCIPAL PAYING AGENT                       32

25.  LIMITED RECOURSE                                                         32
     25.1  GENERAL                                                            32
     25.2  LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY             32
     25.3  UNRESTRICTED REMEDIES                                              33
     25.4  RESTRICTED REMEDIES                                                33

26.  COUNTERPARTS                                                             34

27.  GOVERNING LAW                                                            34

28.  SUCCESSOR TRUSTEE                                                        34

29.  COMPLIANCE WITH REGULATION AB: OTHER "SERVICING FUNCTION
     PARTICIPANTS"                                                            34
     29.1  INTENT OF THE PARTIES, REASONABLENESS                              34
     29.2  INFORMATION TO BE PROVIDED BY THE SERVICING
           FUNCTION PARTICIPANT                                               35
     29.3  REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION                 36
     29.4  USE OF SUBSERVICERS AND SUBCONTRACTORS                             37

30.  ANTI-MONEY LAUNDERING                                                    37

SCHEDULE 1                                                                    41
     SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE           41

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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DATE                      19 September                           2006
-----------

PARTIES
-----------

      1.    PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841)
            incorporated in Australia and registered in Victoria of Level 12
            Angel Place, 123 Pitt Street, Sydney, New South Wales 2000 in its
            capacity as trustee of the Crusade Global Trust No. 2 of 2006 (the
            TRUSTEE);

      2.    CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in
            Australia and registered in New South Wales of 4-16 Montgomery
            Street, Kogarah, New South Wales 2217, as Manager in relation to the
            Crusade Global Trust No. 2 of 2006 (the MANAGER);

      3.    THE BANK OF NEW YORK acting through its office at 101 Barclay
            Street, Floor 21 West, New York, New York 10286, United States of
            America as principal paying agent for the Class A-1 Notes described below and acting through its office at 48th Floor, 1 Canada Square,
            London E14 5AL, United Kingdom as principal paying agent for the
            Class A-2 Notes described below (together the PRINCIPAL PAYING
            AGENT, which expression shall, wherever the context requires, include any successor principal paying agent from time to time under this agreement and, except where the context otherwise requires, the
            Principal Paying Agent and any additional paying agent or paying agents appointed under this agreement are PAYING AGENTS and each of them is a PAYING AGENT); acting through its office at 101 Barclay
            Street, Floor 21 West, New York, New York 10286, United States of
            America as note registrar in relation to the Class A-1 Notes described below (the CLASS A-1 NOTE REGISTRAR, which expression shall, whenever the context requires, include any successor note registrar from time to time under this agreement); acting through its office at 48th Floor, 1 Canada Square, London E14 5AL, United
            Kingdom as note registrar in relation to the Class A-2 Notes described below (the CLASS A-2 NOTE REGISTRAR, which expression shall, whenever the context requires, include any successor note registrar from time to time under this agreement); and as trustee for the Offshore Noteholders (the NOTE TRUSTEE, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed); and

      4.    THE BANK OF NEW YORK of 48th Floor, 1 Canada Square, London E14 5AL,
            United Kingdom as calculation agent in relation to the Offshore
            Notes described below (the CALCULATION AGENT, which expression shall, wherever the context requires, include any successor calculation agent from time to time).

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RECITALS
-----------

      A     The Trustee proposes to issue US$1,200,000,000 of Class A-1 mortgage backed pass through floating rate Notes (the CLASS A-1 NOTES),
            (euro)450,000,000 of Class A-2 mortgage backed pass through floating rates Notes (the CLASS A-2 NOTES), and A$677,500,000 of mortgage backed pass through floating rate Notes comprising A$600,000,000
            Class A-3 Notes, A$53,200,000 Class B Notes and A$24,300,000 Class C
            Notes (together the A$ NOTES) each with a Final Maturity Date falling in November 2037.

      B     The Offshore Notes will be represented initially by one or more
            Class A-1 Book-Entry Notes and one or more Class A-2 Book-Entry
            Notes (the BOOK-ENTRY NOTES).

      C     The Offshore Notes, upon original issue, will be issued in the form of typewritten Book-Entry Notes representing the Book-Entry Notes.
            The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of the Book-Entry Notes to the relevant
            Common Depository, as agent for the relevant Clearing Agency. The
            Book-Entry Notes shall initially be registered on the relevant Note
            Register in the name of the relevant Common Depository, as nominee of the relevant Clearing Agency, and no Class A Note Owner will receive a Definitive Class A Note representing such Class A Note
            Owner's interest in such Offshore Note, except as provided in the
            Note Trust Deed.

      D     The Offshore Notes will be constituted by the Note Trust Deed, the
            Supplementary Terms Notice and the Master Trust Deed.

      E     The Offshore Notes will be secured on the terms of the Security
            Trust Deed.

      F     The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect of the Offshore Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

      G     The Trustee wishes to appoint the Calculation Agent as its reference agent in respect of the Offshore Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

      H     The Trustee wishes to appoint the Class A-1 Note Registrar in respect of the Class A-1 Notes only and the Class A-2 Note Registrar in respect of the Class A-2 Notes only and has entered into this agreement to provide for the terms and conditions of that
            appointment.

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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IT IS AGREED as follows.

1. DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1     DEFINITIONS

        The following definitions apply unless the context requires otherwise.

        EU TAX DIRECTIVE means the European Union Council Directive 2003/48/EC on the taxation of savings income which was adopted on 3 June 2003, or any law or regulation implementing or complying with, or introduced to conform with such directive.

        MASTER TRUST DEED means the Master Trust Deed for the Crusade Trusts dated 14 March 1998 between the Trustee as trustee, St.George Bank
        Limited and the Manager.

        NOTE PARTY has the meaning given to that term in clause 18.2.

        NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated
        14 September 2006 issued under the Master Trust Deed in relation to the
        Trust.

        OFFSHORE NOTES means each of the Class A-1 Notes and the Class A-2
        Notes.

        PAYING OFFICE means, in relation to a Paying Agent and any Offshore
        Notes, the office of the Paying Agent specified in the relevant Offshore
        Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of the Offshore Notes will be made as changed from time to time in accordance with this agreement.

        SPECIFIED OFFICE means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this agreement as the office at which the Calculation Agent will carry out its duties under this agreement, and initially means its office at 48th Floor, 1 Canada
        Square, London E14 5AL, United Kingdom.

        SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or about the date of this agreement relating to the Trust.

        TRUST means the trust known as the Crusade Global Trust No. 2 of 2006 established under the Notice of Creation of Trust, the Master Trust Deed and the Supplementary Terms Notice.

1.2     DEFINITIONS IN MASTER TRUST DEED, SUPPLEMENTARY TERMS NOTICE, NOTE TRUST
        DEED AND CONDITIONS

        (a)     Words and expressions which are defined in the Master Trust Deed
                (as amended by the Supplementary Terms Notice), the
                Supplementary Terms Notice, the Note Trust Deed and the relevant
                Conditions (including by reference to another agreement) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this
                agreement.

        (b)     If a definition in any of the documents in paragraph (a) above is inconsistent, the definitions will prevail in the following order:

                (i)     definition in this agreement;

                (ii)    definition in the Supplementary Terms Notice;

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                (iii)   definition in the Master Trust Deed;

                (iv)    definition in the Note Trust Deed;

                (v)     definition in the relevant Conditions.

1.3     INTERPRETATION

        Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

        (a)     a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

        (b)     a reference to an amount for which a person is CONTINGENTLY
                LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

        (c)     all references to costs or charges or expenses include GST, any value added tax or similar tax charged or chargeable in respect of the charge or expense.

1.4     DOCUMENT OR AGREEMENT

        A reference to:

        (a)     an AGREEMENT includes a Security Interest, guarantee,
                undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

        (b)     a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

        A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.

1.5     TRANSACTION DOCUMENT

        This agreement is a TRANSACTION DOCUMENT for the purposes of the Master
        Trust Deed.

1.6     TRUSTEE AS TRUSTEE

        (a)     In this agreement, except where provided to the contrary:

                (i)     a reference to the Trustee is a reference to the Trustee
                        in its capacity as trustee of the Trust only, and in no
                        other capacity; and

                (ii)    a reference to the assets, business, property or
                        undertaking of the Trustee is a reference to the assets,
                        business, property or undertaking of the Trustee only in
                        the capacity described in sub-paragraph (i) above.

        (b)     The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust
                (as defined in the Master Trust Deed).

1.7     NOTE TRUSTEE AS NOTE TRUSTEE

        The Note Trustee enters into this agreement for itself and for and as trustee for and on behalf of the Offshore Noteholders from time to time under and subject to the terms of the Note Trust Deed.

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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2.      APPOINTMENT OF PAYING AGENTS
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        (a)     Subject to the terms of this agreement, the Trustee (acting on the direction of the Manager) appoints the Principal Paying
                Agent as its principal paying agent and each other Paying Agent as its paying agent, for making payments in respect of the
                Offshore Notes in accordance with the Transaction Documents and the relevant Conditions at their respective Paying Offices. The
                Principal Paying Agent accepts its appointment under this
                agreement.

        (b)     Except in clause 19 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its Paying Office.

        (c)     If at any time there is more than one Paying Agent, the
                obligations of the Paying Agents under this agreement shall be several and not joint.

        It is acknowledged and agreed that:

                (i)     subject to clause 7, the Principal Paying Agent is the
                        agent of the Trustee in its capacity as trustee of the
                        Trust only; and

                (ii)    despite anything else in this agreement, any other
                        Transaction Document or at law, the Trustee in its
                        personal capacity is not responsible for any act or
                        omission of the Principal Paying Agent or any other
                        Paying Agent except to the extent of losses, costs,
                        claims or damages caused by the fraud, negligence or
                        Default of the Trustee.

3.      PAYMENT
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3.1     PAYMENT BY TRUSTEE

        (a)     The Trustee shall, with the assistance of and, at the direction of the Manager, not later than 10.00 am (New York time) on each
                Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent (including where relevant in clause 3.9) the amount in US$ as may be required
                (after taking account of any cash then held by the Principal
                Paying Agent and available for the purpose) to be made on each
                Payment Date under the Supplementary Terms Notice in respect of the Class A-1 Notes and the relevant Conditions.

        (b)     The Trustee shall, with the assistance of and at the direction of the Manager, not later than 10.00 am (London time) on each
                Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent (including where relevant in clause 3.9) the amount in Euros as may be required
                (after taking account of any cash then held by the Principal
                Paying Agent and available for the purpose) to be made on that
                Payment Date under the Supplementary Terms Notice in respect of the Class A-2 Notes and the relevant Conditions.

3.2     CONFIRMATION

        Not later than 4.00 pm (Sydney time) on each Determination Date, the
        Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent and the Note Trustee of the amount of interest or principal payable in respect of the Offshore Notes on the
        Payment Date following that Determination Date. The Trustee or if required by the Trustee, the Manager on its

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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        behalf shall also forward to the Principal Paying Agent at that time confirmation that the payments provided for in clause 3.1 will be made unconditionally.

3.3     PAYMENTS BY PAYING AGENTS

        Subject to payment being duly made as provided in clause 3.1 (or to the
        Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying
        Agents shall pay or cause to be paid on behalf of the Trustee on each
        Payment Date the relevant amounts of principal and interest due in respect of the Offshore Notes in accordance with the Supplementary Terms
        Notice and the relevant Conditions.

3.4     METHOD OF PAYMENT - BOOK-ENTRY NOTES

        The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due in respect of Offshore Notes represented by one or more Book-Entry Notes to be made to the relevant
        Common Depository for credit to the account of the persons appearing from time to time in the records of the relevant Common Depository as account holder with respect to that Book-Entry Note.

3.5     METHOD OF PAYMENT - DEFINITIVE NOTES

        (a)     Payments of principal or interest on the Definitive Notes (if any) shall be made in accordance with the relevant Conditions and the Supplementary Terms Notice.

        (b)     If a Definitive Note is issued and the amount of the principal or interest (as the case may be) then due for payment on that
                Offshore Note is not paid in full (including by reason of a deduction or withholding), the Paying Agent to whom that
                Offshore Note is presented shall enface that Offshore Note with a memorandum of the amount paid and the date of that payment.

3.6     LATE PAYMENT

        (a)     If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying
                Agent shall:

                (i)     in the case of any payment in respect of the Class A-1
                        Notes made on or prior to 1.00 pm (New York time) on a
                        Payment Date, make payments required to be made by it in
                        respect of the Class A-1 Notes as provided in this
                        clause 3 (other than clause 3.6(a)(ii));

                (ii)    in the case of any payment in respect of the Class A-1
                        Notes made after 1.00pm (New York time) on a Payment
                        Date, make payments required to be made by it in respect
                        of the Class A-1 Notes on the next Business Day
                        occurring after that Payment Date and otherwise as
                        provided in this clause 3;

                (iii)   in the case of any payment in respect of the Class A-2
                        Notes made on or prior to 1.00pm (London time) on a
                        Payment Date, make payments required to be made by it in
                        respect of the Class A-2 Notes as provided in this
                        clause 3 (other than clause 3.6(a)(iv)); and

                (iv)    in the case of any payment in respect of the Class A-2
                        Notes made after 1.00pm (London time) on a Payment Date,
                        make payments required to be made by it in

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                        respect of the Class A-2 Notes on the next Business Day
                        occurring after that Payment Date and otherwise as
                        provided in this clause 3.

                However, unless and until the full amount of any payment in respect of the Offshore Notes required to be made under the
                Transaction Documents has been made under clause 3.1 to or to the order of the Principal Paying Agent, no Paying Agents shall be bound to make a payment under clause 3.

        (b)     If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any
                Offshore Note in accordance with the Supplementary Terms Notice and the relevant Conditions, but receives the full amount later, it shall:

                (i)     forthwith upon full receipt notify the other Paying
                        Agents (if any), the Trustee, the Note Trustee, the
                        Security Trustee and the Manager; and

                (ii)    as soon as practicable after such full receipt give due
                        notice, in accordance with the relevant Condition 12
                        (unless the Note Trustee agrees otherwise), to the
                        relevant Offshore Noteholders that it has received the
                        full amount.

3.7     NOTICE OF NON-RECEIPT

        The Principal Paying Agent shall immediately notify by facsimile (if appropriate) the other Paying Agents (if any), the Note Trustee, the
        Trustee, the Security Trustee, the Currency Swap Provider and the
        Manager if the full amount of any payment of principal or interest required to be made by the Supplementary Terms Notice and the relevant
        Conditions in respect of the Offshore Notes is not unconditionally received by it or to its order in accordance with this agreement.

3.8     REIMBURSEMENT

        The Principal Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse the other Paying
        Agents (if any) for payments of principal and interest properly made by that Paying Agent in accordance with the Supplementary Terms Notice, the relevant Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal
        Paying Agent and the other Paying Agents (if any) and payment to the
        Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the Trustee in respect of such moneys.

3.9     METHOD OF PAYMENT

        (a)     All sums payable by the Trustee to the Principal Paying Agent under this agreement shall, unless otherwise provided by and subject to the relevant Currency Swap, be paid by the Currency
                Swap Provider on behalf of the Trustee in US$ (in the case of the Class A-1 Notes or Class A-1 Noteholders) or Euros (in the
                case of the Class A-2 Notes or Class A-2 Noteholders) to such bank accounts as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held in an account for payment to the Offshore
                Noteholders and:

                (i)     failing that payment within the designated periods of
                        prescription specified in the relevant Condition 8; or

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                (ii)    upon the bankruptcy, insolvency, winding up or
                        liquidation of the Principal Paying Agent or on default
                        being made by the Principal Paying Agent in the payment
                        of any amounts in respect of principal or interest in
                        accordance with this agreement,

                for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee, all liabilities of the Principal Paying Agent with respect to those moneys shall cease. The Principal Paying Agent shall, promptly after each
                Payment Date, confirm to the Trustee, in accordance with clause
                24, that the Principal Paying Agent has paid the relevant amount to the relevant Common Depository. The Principal Paying Agent will countersign and promptly return any such confirmation requested by the Trustee.

        (b)     Subject to the terms of this agreement, the Principal Paying
                Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the account referred to in paragraph (a) and it need not segregate such sums from other amounts held by it, except as required by law.

3.10    NO FEE

        Subject to clause 20, no Paying Agent will charge any commission or fee in relation to any payment under this agreement to the person receiving or entitled to receive the payment or make the exchange.

3.11    TRUST

        The Principal Paying Agent shall hold on trust for the Note Trustee and the Offshore Noteholders all sums held by it for the payment of principal and interest with respect to the Offshore Notes until all relevant sums are paid to the Note Trustee or the Offshore Noteholders or otherwise disposed of in accordance with the Note Trust Deed.

3.12    FORMS AND INFORMATION

        The Manager shall provide each Paying Agent with any forms and such other information reasonably required by that Paying Agent in connection with any withholding Tax imposed on any payment under the Offshore
        Notes.

4.      REPAYMENT
--------------------------------------------------------------------------------

        (a)     Immediately on any entitlement to receive principal or interest under any Offshore Note becoming void under the relevant
                Conditions, the Principal Paying Agent shall repay to the
                Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rata as to the amount and time) to the extent already paid under clause 20.

        (b)     Despite paragraph (a), the Principal Paying Agent shall not be obliged to make any repayment to the Trustee so long as any amounts which should have been paid to or to the

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                order of the Principal Paying Agent or, if applicable, the Note
                Trustee by the Trustee remain unpaid.

5.      APPOINTMENT OF THE CALCULATION AGENT
--------------------------------------------------------------------------------

        (a)     The Trustee (acting on the direction of the Manager) appoints the Calculation Agent as its reference agent in respect of the
                Offshore Notes upon the terms and conditions set forth in this agreement and the Calculation Agent accepts that appointment.

        (b)     It is acknowledged and agreed that:

                (i)     the Calculation Agent is the agent of the Trustee in its
                        capacity as trustee of the Trust only; and

                (ii)    despite anything else in this agreement, any other
                        Transaction Document or at law, the Trustee in its
                        personal capacity is not responsible for any act or
                        omission of the Calculation Agent except to the extent
                        of losses, costs, claims or damages caused by the fraud,
                        negligence or Default of the Trustee.

6.      DUTIES OF THE CALCULATION AGENT
--------------------------------------------------------------------------------

        (a)     The Calculation Agent shall, in relation to the Offshore Notes, until their final maturity or such earlier date on which the
                Offshore Notes are due and payable in full and in either case until the Trustee has paid all amounts in relation to the
                Offshore Notes to the Principal Paying Agent or, if applicable, the Note Trustee:

                (i)     perform such duties at its Specified Office as are set
                        forth in this agreement and in the relevant Conditions
                        and any other duties which are reasonably incidental at
                        the request of the Trustee, the Manager, the Note
                        Trustee or the Principal Paying Agent;

                (ii)    determine LIBOR (in respect of the Class A-1 Notes) and
                        EURIBOR (in respect of the Class A-2 Notes) for each
                        Quarterly Interest Period, and calculate the relevant
                        Interest and Interest Rate on the relevant Offshore
                        Notes, in the manner set out in the relevant Condition 4
                        and confirm with the Currency Swap Provider (using the
                        contact details notified by that Currency Swap Provider
                        to the Calculation Agent) that the LIBOR and EURIBOR
                        determined under this agreement is the same as the LIBOR
                        and EURIBOR determined by the Currency Swap Provider
                        under the relevant Currency Swap;

                (iii)   notify the Trustee, the Manager, the Note Trustee, the
                        Paying Agents, and the Currency Swap Provider by
                        facsimile transmission on or as soon as possible after
                        the first day of each Quarterly Interest Period for each
                        such Class of Offshore Notes, of the Interest Rates and
                        the Interest so determined by it in relation to that
                        Quarterly Interest Period, specifying to those parties
                        the rates upon which they are based and (where relevant)
                        the names of the banks quoting those rates.

        (b)     The Manager shall on behalf of the Trustee cause the Interest and Interest Rates applicable to the relevant Offshore Notes for each Quarterly Interest Period, together with the relevant

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                Payment Date, to be published (subject to clause 20, at the expense of the Trustee) in accordance with the provisions of the relevant Conditions 4 and 12, on or as soon as possible after the commencement of the relevant Quarterly Interest Period unless the Note Trustee otherwise agrees, provided that the
                Trustee, the Calculation Agent and the Note Trustee shall
                co-operate with the Manager in order to effect that publication.

        (c)     The Interest, Interest Rate and relevant Payment Date published under paragraph (b) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to Offshore Noteholders in the event of an amendment to the Quarterly Interest Period.

        (d)     If the Calculation Agent at any time and for any reason does not determine the Interest Rate for or calculate the Interest
                payable on an Offshore Note, the Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Manager shall apply the provisions of this clause 6, with any necessary
                consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it shall deem fair and reasonable in all the
                circumstances.

7.      NOTE TRUSTEE
--------------------------------------------------------------------------------

        (a)     At any time after:

                (i)     an Event of Default has occurred in relation to an
                        Offshore Note; or

                (ii)    Definitive Notes have not been issued when required in
                        accordance with the provisions of the Transaction
                        Documents,

                the Note Trustee may:

                (iii)   by notice in writing to the Trustee, the Manager, the
                        Calculation Agent, the Principal Paying Agent and the
                        other Paying Agents (if any) require the Principal
                        Paying Agent, the other Paying Agents and the
                        Calculation Agent either:

                        (A)     to act as Principal Paying Agent, Paying Agent
                                and Calculation Agent, respectively, of the Note
                                Trustee on the terms of this agreement in
                                relation to payments to be made by or on behalf
                                of the Trustee under the terms of the Note Trust
                                Deed, except that the Note Trustee's liability
                                under any provisions of this agreement for the
                                indemnification of the Calculation Agent and the
                                Paying Agents shall be limited to any amount for
                                the time being held by the Note Trustee on the
                                trusts of the Note Trust Deed and which is
                                available to be applied by the Note Trustee for
                                that purpose; and

                        (B)     to hold all Definitive Notes and all amounts,
                                documents and records held by them in respect of
                                the Offshore Notes on behalf of the Note
                                Trustee; or

                        (C)     to deliver up all Definitive Notes, and all
                                amounts, documents and records held by them in
                                respect of the Offshore Notes, to the Note
                                Trustee or as the Note Trustee directs in that
                                notice, other than any documents or

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                                                                         Page 10

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                                records which the Calculation Agent or Paying
                                Agent (as the case may be) is obliged not to
                                release by any law or regulation; and

                        (D)     by notice in writing to the Trustee require it
                                to make (or arrange to be made) all subsequent
                                payments in respect of the Offshore Notes to the
                                order of the Note Trustee and not to the
                                Principal Paying Agent and, with effect from the
                                issue of that notice to the Trustee and until
                                that notice is withdrawn clause 2.3 of the Note
                                Trust Deed shall not apply.

                A payment by the Trustee of its payment obligations on each
                Payment Date under the Supplementary Terms Notice and the
                relevant Conditions to the Note Trustee in accordance with paragraph (a)(iii)(D) shall be a good discharge to the Note
                Trustee to the extent of such payment.

        (b)     The Note Trustee shall promptly upon request give notice to the
                Manager, the Trustee, the Security Trustee, the Calculation
                Agent and the Principal Paying Agent of any change in the
                Authorised Signatories of the Note Trustee.

8.      EARLY REDEMPTION OF OFFSHORE NOTES
--------------------------------------------------------------------------------

        (a)     If the Trustee intends to redeem the Offshore Notes prior to their Final Maturity Date pursuant to the relevant Condition 5
                (which it may only do at the direction of the Manager), the
                Manager shall give not less than 5 days' prior written notice to the Principal Paying Agent and the Note Trustee before giving the requisite period of notice to the Offshore Noteholders in accordance with the relevant Condition 5 and stating the Payment
                Date on which such Offshore Notes are to be redeemed.

        (b)     The Principal Paying Agent shall, on receipt of a notice under paragraph (a):

                (i)     notify the relevant Common Depository of the proposed
                        redemption, specifying:

                        (A)     the aggregate Invested Amount or Stated Amount
                                (as the case may be) of the Offshore Notes to be
                                redeemed;

                        (B)     the amount of principal to be repaid in relation
                                to the Offshore Notes; and

                        (C)     the date on which the Offshore Notes are to be
                                redeemed; and

                (ii)    promptly and in accordance with the relevant Conditions,
                        on behalf of and at the expense of the Trustee, publish
                        the notices required in connection with that redemption.

9.      PRO RATA REDEMPTION AND CANCELLATION OF NOTES
--------------------------------------------------------------------------------

        (a)     If the Trustee is required to redeem some (but not all) of the
                Offshore Notes prior to their Final Maturity Date pursuant to the relevant Condition 5 the Manager shall on each Determination
                Date give prior notice to the Calculation Agent, the Principal
                Paying Agent and the Note Trustee, as provided in the relevant
                Condition 5.

        (b)     On receipt of a notice under paragraph (a), the Principal Paying
                Agent shall notify the relevant Common Depository of the
                proposed redemption, specifying in each case the

--------------------------------------------------------------------------------
                                                                         Page 11

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                aggregate Invested Amount of the Offshore Notes to be redeemed and the date on which such Offshore Notes are to be redeemed.

        (c)     The Manager shall, on (or as soon as practicable after) each
                Quarterly Determination Date calculate:

                (i)     the amount of principal to be repaid in respect of each
                        Offshore Note due on the Payment Date next following
                        that Determination Date;

                (ii)    the Stated Amount and Invested Amount of each Offshore
                        Note on the first day of the next following Quarterly
                        Interest Period for the Offshore Notes (after deducting
                        any principal due to be made on the next Payment Date);
                        and

                (iii)   the Class A Bond Factor on each Quarterly Determination
                        Date for each Class of Offshore Note,

                and shall forthwith notify or cause to be notified to the
                Trustee, the Calculation Agent, the Note Trustee, the Principal
                Paying Agent and each Currency Swap Provider of each of those determinations in accordance with the Supplementary Terms
                Notice. On receipt of that notice, the Principal Paying Agent shall give a copy of that notice to the relevant Common
                Depository.

        (d)     The Manager will immediately cause details of each determination under paragraph (d) to be published in accordance with the relevant Condition 12 at least one Business Day before the relevant Payment Date.

        (e)     If no principal is due to be repaid on the Offshore Notes on any
                Payment Date, the Manager shall give notice or shall cause a notice to this effect to be given to the relevant Offshore
                Noteholders in accordance with the relevant Condition 12.

        (f)     If any Offshore Notes are redeemed in whole or in part in
                accordance with the Conditions and the Transaction Documents, the Principal Paying Agent will, if any Book-Entry Notes are still outstanding, cause the relevant Note Registrar to record all relevant details in the relevant Note Register. The
                Principal Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee and, if the Principal
                Paying Agent is not also the Note Trustee, the Note Trustee a certificate setting out the aggregate Invested Amount and Stated
                Amount of Offshore Notes which have been redeemed or the
                aggregate Invested Amount and Stated Amount of Offshore Notes
                which have been purchased. If the Invested Amount of a
                Book-Entry Note is reduced to nil, the Principal Paying Agent shall destroy the relevant Book-Entry Note and issue a
                destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee, the Manager and the Note Trustee.

10.     CANCELLATION, DESTRUCTION AND RECORDS WHERE OFFSHORE NOTES IN DEFINITIVE
        FORM HAVE BEEN ISSUED
--------------------------------------------------------------------------------

        (a)     All Definitive Notes which are redeemed in their entirety (but not partial redemptions of Definitive Notes in accordance with the relevant Condition 5), shall be forthwith cancelled by perforation by the Paying Agent by or through which they are redeemed, paid or

--------------------------------------------------------------------------------
                                                                         Page 12

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                exchanged. If that Paying Agent is not the Principal Paying
                Agent, that Paying Agent shall promptly give all relevant
                details and forward the cancelled Definitive Notes to the
                Principal Paying Agent.

        (b)     The Principal Paying Agent shall as soon as possible, and in any event within 70 days after the date of any redemption,
                presentation or payment of Definitive Notes, furnish to each of the Trustee, the Manager and the Note Trustee a certificate stating:

                (i)     the aggregate Invested Amount of Definitive Notes which
                        have been redeemed in full or, as the case may require,
                        the aggregate amounts of principal and interest paid in
                        respect of the Book-Entry Notes;

                (ii)    the serial numbers of those Definitive Notes; and

                (iii)   the aggregate Invested Amounts of Definitive Notes which
                        have been surrendered and replaced and the serial
                        numbers of those Definitive Notes.

        (c)     Unless otherwise previously instructed by the Trustee or the
                Manager, the Principal Paying Agent shall destroy any cancelled
                Definitive Notes in its possession and furnish each of the
                Trustee, the Manager and the Note Trustee with a destruction certificate which lists the Class and serial numbers of those
                Definitive Notes in numerical sequence.

        (d)     The Principal Paying Agent shall:

                (i)     keep a full and complete record of:

                        (A)     all Definitive Notes issued;

                        (B)     the redemption, purchase, cancellation, payment,
                                exchange, surrender for replacement or
                                destruction of the Definitive Notes; and

                        (C)     all replacement Definitive Notes issued in
                                substitution for lost, stolen, mutilated,
                                defaced or destroyed Definitive Notes; and

                (ii)    make those records available at all reasonable times to
                        the Trustee, the Manager and the Note Trustee.

11.     ISSUE OF REPLACEMENT DEFINITIVE NOTES WHERE DEFINITIVE NOTES HAVE BEEN
        ISSUED
--------------------------------------------------------------------------------

        (a)     The Manager shall, where Definitive Notes have been issued, cause a sufficient quantity of additional Definitive Notes to be made available, upon request by the Principal Paying Agent, for the purpose of issuing replacement Definitive Notes as provided below.

        (b)     The Principal Paying Agent shall, subject to and in accordance with the Conditions, the Transaction Documents and this clause, issue any replacement Definitive Notes, in place of Definitive
                Notes which have been lost, stolen, mutilated, defaced or
                destroyed.

        (c)     The Principal Paying Agent shall not issue any replacement
                Definitive Note unless and until the relevant applicant has:

--------------------------------------------------------------------------------
                                                                         Page 13

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                (i)     paid all costs (including the fees and costs of the
                        Principal Paying Agent and of any Paying Agent through
                        which the replacement Definitive Note is issued) as may
                        be incurred in connection with that replacement;

                (ii)    in the case of a lost, stolen, defaced or destroyed
                        Definitive Note, furnished the Principal Paying Agent
                        with any evidence (including evidence as to the Class
                        and serial number of the Definitive Note in question)
                        and indemnity in respect of that loss, theft, defacement
                        or destructions as the Trustee or the Manager and the
                        Principal Paying Agent may reasonably require; and

                (iii)   in the case of a mutilated or defaced Definitive Note,
                        surrendered to the Principal Paying Agent the mutilated
                        or defaced Definitive Note which is to be replaced.

        (d)     The Principal Paying Agent shall cancel any mutilated or defaced
                Definitive Note replaced under this clause and shall furnish the
                Trustee, the Manager and the Note Trustee, on the first day of each month, with a certificate stating the Class and serial numbers of Definitive Notes cancelled during that month. Unless otherwise previously instructed by the Trustee or the Manager, the Principal Paying Agent shall destroy any cancelled
                Definitive Notes and furnish the Trustee, the Manager and the
                Note Trustee with a destruction certificate containing the information specified in clause 10(b).

        (e)     The Principal Paying Agent shall, on issuing any replacement
                Definitive Note, forthwith inform each of the other Paying
                Agents, the Trustee, the Manager and the Note Trustee of the
                Invested Amount and the Class and serial number of that
                replacement Definitive Note issued and the Class and serial number of the Definitive Note in place of which the replacement
                Definitive Note has been issued.

        (f)     Whenever any Definitive Note which is alleged to have been lost, stolen or destroyed (and in replacement for which a new
                Definitive Note has been issued) is presented to any Paying
                Agent for payment, the Paying Agent to which that Definitive
                Note is presented shall immediately notify the Trustee, the
                Manager, the Note Trustee and (if presentation is not made to the Principal Paying Agent) the Principal Paying Agent. The
                Principal Paying Agent shall, on receipt of that notice or (as the case may be) on presentation of the Definitive Note to it and after consultation with the Trustee, take appropriate steps
                (subject to being indemnified to its reasonable satisfaction as to cost) to recover the amount covered by the indemnity with respect to the allegedly lost, stolen or destroyed Definitive
                Note. The Principal Paying Agent shall account to the Trustee for any amount so collected.

12.     NOTICES TO NOTEHOLDERS
--------------------------------------------------------------------------------

        (a)     At the request and expense of the Trustee, the Principal Paying
                Agent shall arrange for the publication of all notices to
                Offshore Noteholders in accordance with the relevant Conditions.

        (b)     The Principal Paying Agent shall promptly send to the Note
                Trustee one copy of the form of every notice given to Offshore
                Noteholders in accordance with the relevant Conditions.

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                                                                         Page 14

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

13.     DOCUMENTS AND FORMS
--------------------------------------------------------------------------------

        (a)     The Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent:

                (i)     sufficient copies of all documents required by the
                        relevant Conditions, the Base Prospectus and the
                        Prospectus Supplement in relation to the Class A-1
                        Notes, the Offering Circular in relation to the Class
                        A-2 Notes or the Note Trust Deed to be available to the
                        relevant Offshore Noteholders for issue or inspection
                        (including the Note Trust Deed, the Master Trust Deed
                        and the Supplementary Terms Notice);

                (ii)    in the event of a meeting of Offshore Noteholders being
                        called, forms of voting certificates and block voting
                        instructions, together with instructions from the
                        Trustee (those instructions having previously been
                        approved by the Note Trustee) as to the manner of
                        completing, dealing with and recording the issue of such
                        forms; and

                (iii)   if Definitive Notes are issued, specimens of those
                        Definitive Notes.

        (b)     The Manager and the Trustee shall provide to the Calculation
                Agent such documents as the Calculation Agent may reasonably require from the Manager or the Trustee (and in the case of the
                Trustee only those documents that are in the Trustee's
                possession or power) in order for the Calculation Agent properly to fulfil its duties in respect of the Offshore Notes.

14.     AUTHENTICATION
--------------------------------------------------------------------------------

        The Principal Paying Agent upon written direction of the Manager shall authenticate or cause to be authenticated the Book-Entry Notes and (if required) the Definitive Notes (whether on initial issue or on replacement). The Principal Paying Agent shall not be required to authenticate or cause to be authenticated any Book-Entry Notes or
        Definitive Notes unless directed to do so in writing by the Manager, or the Trustee at the direction of the Manager.

15.     INDEMNITY
--------------------------------------------------------------------------------

        (a)     Subject to paragraph (b) and clause 25, the Trustee shall
                indemnify each Paying Agent, each Note Registrar and the
                Calculation Agent against any loss, damages, proceeding,
                liability, cost, claim, action, demand or expense (in this clause 15, each, an EXPENSE) which that Paying Agent, that Note
                Registrar or the Calculation Agent, as the case may be, may incur or which may be made against that Paying Agent, that Note
                Registrar or the Calculation Agent (as the case may be), as a result of or in connection with that Paying Agent's, that Note
                Registrar's or the Calculation Agent's, as the case may be, appointment or the exercise of that Paying Agent's, that Note
                Registrar's or the Calculation Agent's, as the case may be, powers and performance of the Paying Agent's, that Note
                Registrar's or the Calculation Agent's, as the case may be, duties under this agreement, notwithstanding the resignation or removal of that Paying Agent, that Note Registrar or the
                Calculation Agent in accordance with clause 19 (including any liability in respect of payment of a cheque drawn by that

--------------------------------------------------------------------------------
                                                                         Page 15

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                Paying Agent or the Calculation Agent (as the case may be) where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause 4).

        (b)     The indemnity in paragraph (a) applies to any Expense of a
                Paying Agent, a Note Registrar or the Calculation Agent (as the
                case may be) only:

                (i)     to the extent the Expense does not result from the
                        breach by the Paying Agent, the Note Registrar or the
                        Calculation Agent (as the case may be) of the terms of
                        this agreement or which breach arises out of the Paying
                        Agent's, the Note Registrar's or the Calculation Agent's
                        (as the case may be) own fraud, wilful default or
                        negligence or that of its directors, officers or
                        employees or servants; and

                (ii)    if and whenever the Trustee or the Manager so requires,
                        the Paying Agent, the Note Registrar or the Calculation
                        Agent (as the case may be) takes any actions or
                        proceedings under the control and at the expense of the
                        Trustee as the Trustee may reasonably require to avoid,
                        resist or compromise that Expense.

        (c)     Subject to paragraph (d), each of the Calculation Agent, the
                Note Registrars and the Paying Agents severally indemnifies the
                Trustee and the Manager against all losses, liabilities, costs, claims, actions, damages, expenses or demands which the Trustee or the Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Calculation
                Agent, the Note Registrar or the Paying Agent (as the case may
                be) of any term of this agreement or its own fraud, wilful default or negligence or that of its directors, officers,
                employees or servants including any failure to obtain and
                maintain in existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.

        (d)     Notwithstanding any other provision in this agreement, each of the Calculation Agent, the Note Registrars and the Paying Agents
                shall:

                (i)     not be liable to indemnify the Trustee or the Manager
                        (as the case may be) for any loss caused by events
                        beyond its reasonable control including, any
                        malfunction, interruption or error in the transmission
                        of information caused by any machine or systems or
                        interception of communication facilities, abnormal
                        operating conditions or acts of God; and

                (ii)    have no liability whatsoever for any consequential,
                        special, indirect or speculative loss or damages
                        (including, but not limited to, loss of profits, whether
                        or not foreseeable) suffered by the Trustee or the
                        Manager in connection with the transactions contemplated
                        by and the relationship established by this agreement
                        even if the Calculation Agent, the relevant Note
                        Registrar or the relevant Paying Agent (as the case may
                        be) has been advised as to the possibility of the same.

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                                                                         Page 16

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

16.     THE NOTE REGISTER
--------------------------------------------------------------------------------

16.1    APPOINTMENT OF NOTE REGISTRARS

        (a)     The Trustee appoints The Bank of New York to be the initial
                Class A-1 Note Registrar. The Bank of New York accepts that appointment.

        (b)     The Trustee appoints The Bank of New York to be the initial
                Class A-2 Note Registrar. The Bank of New York accepts that appointment.

16.2    DETAILS TO BE KEPT ON THE NOTE REGISTER

        The Class A-1 Note Registrar shall keep the Class A-1 Note Register, and the Class A-2 Note Registrar shall keep the Class A-2 Note Register, in each case with respect to the Trust in accordance with the terms of this agreement and Note Trust Deed, on which shall be entered the following information relating to the Trust:

        (a)     (NAME) the name of the Trust;

        (b)     (CREATION) the date of the creation of the Trust;

        (c)     (ISSUE DATES) the Issue Dates for Class A-1 Notes (in the case of the Class A-1 Note Register) or Class A-2 Notes (in the case of the Class A-2 Note Register) issued in relation to the Trust;

        (d)     (INITIAL INVESTED AMOUNT) the total Initial Invested Amount of
                Class A-1 Notes (in the case of the Class A-1 Note Register) or
                Class A-2 Notes (in the case of the Class A-2 Note Register)
                issued on each such Issue Date;

        (e)     (INVESTED AMOUNT) the Invested Amount of each Class A-1 Note (in the case of the Class A-1 Note Register) or Class A-2 Note (in the case of the Class A-2 Note Register) from time to time;

        (f)     (STATED AMOUNT) the Stated Amount of each Class A-1 Note (in the case of the Class A-1 Note Register) or Class A-2 Note (in the
                case of the Class A-2 Note Register) from time to time;

        (g)     (SERIES) details of relevant Classes of Class A-1 Notes (in the case of the Class A-1 Note Register) or Class A-2 Notes (in the
                case of the Class A-2 Note Register);

        (h)     (DETAILS OF NOTEHOLDERS) the name and address of each Class A-1
                Noteholder (in the case of the Class A-1 Note Register) or Class
                A-2 Noteholder (in the case of the Class A-2 Note Register);

        (i)     (NUMBER OF NOTES) the number of Class A-1 Notes (in the case of the Class A-1 Note Register) or Class A-2 Notes (in the case of the Class A-2 Note Register) held by each Class A-1 Noteholder
                (in the case of the Class A-1 Note Register) or Class A-2 Notes held by each Class A-2 Noteholder (in the case of the Class A-2
                Note Register);

        (j)     (DATE OF ENTRY) the date on which a person was entered as the holder of Class A-1 Notes (in the case of the Class A-1 Note
                Register) or Class A-2 Notes (in the case of the Class A-2 Note
                Register);

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                                                                         Page 17

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

        (k)     (DATE OF CESSATION) the date on which a person ceased to be a
                Class A-1 Noteholder (in the case of the Class A-1 Note
                Register) or Class A-2 Noteholder (in the case of the Class A-2
                Note Register);

        (l)     (ACCOUNT) the account to which any payments due to a Class A-1
                Noteholder (in the case of the Class A-1 Note Register) or Class
                A-2 Noteholder (in the case of the Class A-2 Note Register) are to be made (if applicable);

        (m)     (PAYMENTS) a record of each payment in respect of the Class A-1
                Notes (in the case of the Class A-1 Note Register) or Class A-2
                Notes (in the case of the Class A-2 Note Register); and

        (n)     (ADDITIONAL INFORMATION) such other information as:

                (i)     is required by the Supplementary Terms Notice;

                (ii)    the relevant Note Registrar considers necessary or
                        desirable; or

                (iii)   the Manager or the Trustee reasonably requires in
                        writing with respect to Class A-1 Notes (in the case of
                        the Class A-1 Note Register) or Class A-2 Notes (in the
                        case of the Class A-2 Note Register).

16.3    PAYMENTS OF PRINCIPAL AND INTEREST

        (a)     Any payment of principal or interest on any Offshore Note shall be endorsed by the relevant Note Registrar on the relevant Note
                Register. In the case of payments of principal, the Invested
                Amount of the Offshore Notes shall be reduced for all purposes by the amount so paid and endorsed on the relevant Note
                Register. Any such record shall be prima facie evidence that the payment in question has been made.

        (b)     If the amount of principal or interest (as the case may be) due for payment on any Offshore Note is not paid in full (including
                Carryover Charge Offs and by reason of a deduction or
                withholding) the relevant Note Registrar shall endorse a record of that shortfall on the relevant Note Register.

16.4    PLACE OF KEEPING NOTE REGISTERS, COPIES AND ACCESS

        Each Note Register shall be:

        (a)     (PLACE KEPT) in the case of the Class A-1 Note Register, kept at the office of the Class A-1 Note Registrar at 101 Barclay
                Street, Floor 21 West, New York, New York, 10286 or at such place as the Trustee, the Manager and the Class A-1 Note
                Registrar may agree, and in the case of the Class A-2 Note
                Register, kept at the office of the Class A-2 Note Registrar at
                48th Floor, 1 Canada Square, London E14 5AL, United Kingdom or
                at such place as the Trustee, the Manager and the Class A-2 Note
                Registrar may agree;

        (b)     (ACCESS TO MANAGER AND AUDITOR) open to the Trustee, the
                Manager, the Note Trustee and the Auditor of the Trust to
                inspect during normal business hours;

        (c)     (INSPECTION BY OFFSHORE NOTEHOLDERS) open for inspection by the
                Note Trustee or a relevant Offshore Noteholder during normal business hours but, in the case of such an Offshore Noteholder, only in respect of information relating to that Offshore
                Noteholder; and

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        (d)     (NOT FOR COPYING) not available to be copied by any person
                (other than the Trustee, the Manager or the Note Trustee) except in compliance with such terms and conditions (if any) as the
                Manager, the Trustee and the relevant Note Registrar in their absolute discretion nominate from time to time.

16.5    DETAILS ON NOTE REGISTER CONCLUSIVE

        (a)     (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on a Note Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in that Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, a Note Register.

        (b)     (NO TRUSTS ETC) No Note Registrar shall be obliged to enter on a
                Note Register notice of any trust, Security Interest or other interest whatsoever in respect of any Offshore Notes and the
                Trustee shall be entitled to recognise an Offshore Noteholder as the absolute owner of Offshore Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any
                Offshore Notes unless ordered by a court or required by statute.

16.6    ALTERATION OF DETAILS ON NOTE REGISTER

        On a Note Registrar being notified of any change of name or address or payment or other details of a relevant Offshore Noteholder by the
        Offshore Noteholder, that Note Registrar shall alter the relevant Note
        Register accordingly.

16.7    RECTIFICATION OF NOTE REGISTER

        If:

        (a)     an entry is omitted from a Note Register;

        (b)     an entry is made in a Note Register otherwise than in accordance with this agreement;

        (c)     an entry wrongly exists in a Note Register;

        (d)     there is an error or defect in any entry in a Note Register; or

        (e)     default is made or unnecessary delay takes place in entering in a Note Register that any person has ceased to be the holder of relevant Offshore Notes,

        that Note Registrar may rectify the same.

16.8    CORRECTNESS OF NOTE REGISTER

        No Note Registrar shall be liable for any mistake, error or omission on a Note Register or in any purported copy except to the extent that the mistake, error or omission is attributable to its fraud, negligence or wilful default or that of its directors, officers or employees who have day to day responsibility for the administration of the Note Trust or that Note Register.

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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17.     CHANGES OF NOTE REGISTRAR
--------------------------------------------------------------------------------

17.1    REMOVAL

        The Trustee (or the Manager on its behalf after advising the Trustee)
        may terminate the appointment of a Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

17.2    RESIGNATION

        Subject to this clause 17, a Note Registrar may resign its appointment at any time by giving to the Trustee, the Manager and the Note Manager not less than 60 days prior written notice to that effect.

17.3    LIMITATION

        Despite clauses 17.1 and 17.2:

        (a)     no resignation by or termination of the appointment of a Note
                Registrar shall take effect until a new Note Registrar for the applicable Offshore Notes approved in writing by the Note
                Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

        (b)     the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing
                Note Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note
                Registrar.

18.     GENERAL
--------------------------------------------------------------------------------

18.1    COMMUNICATIONS TO OFFSHORE NOTEHOLDERS

        The Principal Paying Agent shall, upon receipt from the Trustee,
        Manager, Security Trustee or Note Trustee of any communication to be delivered to Offshore Noteholders or Class A Note Owners (as the case may be) including any communications pursuant to clauses 3.3, 3.4, 7.1,
        11(n)(i), 18(a), 22.3 or 23.2 of the Note Trust Deed or any other solicitation of notice from or consent of the Offshore Noteholders or
        Class A Note Owners pursuant to or relating to the Note Trust Deed or this agreement, forward such communications to the Offshore Noteholders or Class A Note Owners, along with instructions that the responses relating to such communications be returned to the Principal Paying
        Agent. Such communication shall include the date upon which the response to such solicitation shall be delivered (the RESPONSE DATE). The
        Principal Paying Agent shall treat any Offshore Noteholder or Class A
        Note Owner who has not delivered its response as of the Response Date as having withheld its consent to the proposed action. The Principal Paying
        Agent shall notify the Trustee, Manager and Note Trustee of the results of any such solicitations of consent.

18.2    AGENCY

        Subject to any other provision of this agreement including clause 7, each of the Paying Agents, the Calculation Agent and the Note Registrars
        (each a NOTE PARTY) shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship of agency or trust with any person

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        entitled to receive payments of principal and/or interest on the
        Offshore Notes and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

18.3    IDENTITY

        Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

        (a)     who is, while a Book-Entry Note remains outstanding, the
                registered owner of that Book-Entry Note as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the relevant Common
                Depository as the holder of any Offshore Note represented by a
                Book-Entry Note shall be entitled to receive from the registered owner of that Book-Entry Note any payment so made in accordance with the respective rules and procedures of that Common
                Depository and on the terms and subject to the conditions of that Book-Entry Note;

        (b)     who is the registered owner of any relevant Definitive Note, as the absolute owner or owners of that Definitive Note, (whether or not that Definitive Note, is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

        (c)     who, when a Book-Entry Note in respect of any Offshore Note is no longer outstanding but Definitive Notes in respect of the
                Offshore Notes have not been issued, is for the time being the
                Note Trustee, as the person entrusted with the receipt of
                principal or interest, as applicable, on behalf of the Offshore
                Noteholders,

        and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

18.4    NO SET-OFF

        No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the
        Offshore Notes in respect of moneys payable by it under this agreement.

18.5    RELIANCE

        Each of the Calculation Agent, the Note Registrars and the Paying
        Agent(s) shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Manager or in reliance upon any Offshore Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

18.6    ENTITLED TO DEAL

        A Note Party or any of its directors or officers shall not be precluded from acquiring, holding or dealing in any Offshore Notes or from engaging or being interested in any contract or other financial or other transaction or arrangement with the Trustee, the Manager or the Servicer as freely as if it were not an agent of the Trustee under this agreement and in no event whatsoever (other than fraud,

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--------------------------------------------------------------------------------

        wilful default or negligence) shall any Note Party be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the Offshore Notes for any profit made or fees or commissions received in connection with this agreement or any Offshore
        Notes.

18.7    CONSULTATION

        Each Note Party may properly consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the
        Manager or the relevant Paying Agent or the Calculation Agent. The Note
        Party must promptly notify the Trustee and the Manager of any such appointment or consultation.

18.8    DUTIES

        Each Note Party shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the Conditions and in the Offshore Notes, and no implied duties or obligations (other than general laws as to agency) shall be read into this agreement or the
        Offshore Notes against any Note Party. A Note Party shall not be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its reasonable opinion)
        either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

18.9    INCOME TAX RETURNS

        The Principal Paying Agent shall, subject always to compliance with mandatory provisions of law, upon request from any Offshore Noteholder, deliver to such Offshore Noteholder such information as may be reasonably required to enable such Offshore Noteholder to prepare all applicable income tax returns.

18.10   TAXES

        Each Paying Agent shall file such returns concerning payments under this agreement as shall be required of it by applicable law, but shall not be responsible for the collection or withholding of Taxes due on such payments except, and only to the extent, required of it as Paying Agent by applicable law.

18.11   WRITTEN INSTRUCTIONS

        Each Paying Agent may, at any time, apply to the Trustee for written instructions with respect to any matter arising under this agreement and shall be fully protected in acting in accordance with such instructions.

18.12   NO REPRESENTATIONS

        No Paying Agent makes any representation with respect to the validity or sufficiency of the Offshore Notes, or the use or application of the proceeds of sale or distribution of the Offshore Notes, and shall incur no liability with respect to the foregoing.

18.13   EUROPEAN UNION TAX DIRECTIVE

        (a)     The obligations of the Paying Agent with respect to any Offshore
                Notes under this agreement are subject to:

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                (i)     the provisions of the EU Tax Directive; and

                (ii)    the "beneficial owner" (as defined in the EU Tax
                        Directive) providing to that Paying Agent such
                        information and documents (if any) required by that
                        Paying Agent in order for it to comply with the EU Tax
                        Directive.

        (b)     The Trustee authorises each Paying Agent to make mandatory disclosures required by the EU Tax Directive to be made to the competent authority of the member state of the European Union of that Paying Agent.

18.14   KNOW YOUR CUSTOMER

        The Trustee and the Manager agree to, and the Offshore Noteholders may be requested to, provide any information and documents reasonably required by a Note Party for it to comply with any "know your customer"
        or other identification checks or procedures under any law or regulation to the extent that such information is in the possession of, or otherwise available to the Trustee, Manager or the Offshore Noteholders
        (as the case may be). The Note Party may, to the extent required by law, decline to perform its affected obligations under the Transaction
        Documents to which it is a party to the extent that such information and documents are not provided.

19.     CHANGES IN PAYING AGENTS AND CALCULATION AGENT
--------------------------------------------------------------------------------

19.1    REMOVAL

        The Trustee (or the Manager with the consent of the Trustee (such consent not to be unreasonably withheld)) may at any time:

        (a)     with the prior written approval of the Note Trustee appoint:

                (i)     additional or alternative Paying Agents; or

                (ii)    an alternative Calculation Agent;

        (b)     subject to this clause 19, terminate the appointment of any
                Paying Agent or the Calculation Agent by giving written notice to that effect to each Designated Rating Agency, the Note
                Trustee, the Calculation Agent (if its appointment is to be terminated), the Principal Paying Agent and (if different) the
                Paying Agent whose appointment is to be terminated:

                (i)     with effect immediately on that notice, if any of the
                        following occurs in relation to the Paying Agent or
                        Calculation Agent (as the case may be):

                        (A)     an Insolvency Event has occurred in relation to
                                the Paying Agent or Calculation Agent;

                        (B)     the Paying Agent or Calculation Agent has ceased
                                its business;

                        (C)     the Paying Agent or Calculation Agent fails to
                                comply with any of its obligations under this
                                agreement and, if capable of remedy, such
                                failure is not remedied within five days after
                                the earlier of (1) the Paying Agent or the
                                Calculation Agent, as the case may be, having
                                become aware of that failure and (2) the receipt
                                by the Paying Agent or the Calculation Agent,

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                                as the case may be, of written notice with
                                respect thereto from the Trustee or Manager; or

                (ii)    otherwise, with the prior written approval of the Note
                        Trustee (which approval must not be unreasonably
                        withheld or delayed) with effect not less than 60 days'
                        from that notice, which date shall be not less than 30
                        days before nor 30 days after any due date for payment
                        of any Offshore Notes.

19.2    RESIGNATION

        Subject to this clause 19, a Paying Agent or the Calculation Agent may resign its appointment under this agreement at any time by giving to the
        Trustee, the Manager, each Designated Rating Agency and (where a Paying
        Agent is resigning and the Paying Agent is not the Principal Paying
        Agent) the Principal Paying Agent not less than 60 days' written notice to that effect, which notice shall expire not less than 30 days before or 30 days after any due date for payment of any Offshore Notes.

19.3    LIMITATION

        Despite clauses 19.1 and 19.2:

        (a)     no resignation by or termination of the appointment of the
                Principal Paying Agent shall take effect until a new Principal
                Paying Agent approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note
                Trustee (in each case, that approval not to be unreasonably withheld or delayed);

        (b)     subject to clause 19.3(a), if any Paying Agent or the
                Calculation Agent resigns in accordance with clause 19.2, but by the day falling 15 days before the expiry of any notice under clause 19.2 the Trustee or the Manager has not appointed a new
                Paying Agent or Calculation Agent then the relevant Paying Agent or Calculation Agent (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and provided that the appointment is made on terms previously approved in writing by the Note Trustee (in each case, that approval not to be
                unreasonably withheld or delayed);

        (c)     no resignation by or termination of the appointment of any
                Paying Agent shall take effect if as a result of that
                resignation or termination there would cease to be a Paying
                Agent which has a Paying Office in the City of New York (in the case of the Class A-1 Notes) or the United Kingdom (in the case of the Class A-2 Notes);

        (d)     no appointment or termination of the appointment of any Paying
                Agent or the Calculation Agent (as the case may be) shall take effect unless and until notice has been given to the Offshore
                Noteholders in accordance with the relevant Conditions; and

        (e)     if:

                (i)     the EU Tax Directive is in force; and

                (ii)    a Paying Agent accepts its appointment (such appointment
                        made in accordance with clause 11(e) of the Note Trust
                        Deed) on the express basis that it will act through an
                        office in a member country of the European Union that is
                        not obliged to withhold or deduct tax pursuant to the EU
                        Tax Directive (the EU TAX DIRECTIVE PAYING AGENT),

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--------------------------------------------------------------------------------

                no resignation by or termination of the appointment of the EU
                Tax Directive Paying Agent shall take effect unless and until a new EU Tax Directive Paying Agent has been appointed; and

        (f)     the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent (which shall not, except in the case of an appointment under clause 19.1(a) or a termination under clause
                19.1(b)(ii) or a resignation under clause 19.2, be at the cost of the Trustee).

        In addition, the Trustee at the direction of the Manager shall forthwith appoint a Paying Agent with a Paying Office in the City of New York (in the case of the Class A-1 Notes), in the United Kingdom (in the case of the Class A-2 Notes), and otherwise in the circumstances described in the relevant Condition 6 (if there is no such Paying Agent at the time)
        and while such circumstances subsist maintain such a Paying Agent.
        Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given by the
        Manager on behalf of the Trustee in accordance with the relevant
        Condition 12.

19.4    DELIVERY OF AMOUNTS

        If the appointment of the Principal Paying Agent terminates, the
        Principal Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any
        Offshore Note and shall deliver to the successor Principal Paying Agent all records maintained by it pursuant to this agreement and all documents (including any Definitive Notes) held by it under this agreement.

19.5    SUCCESSOR TO PAYING AGENTS

        (a)     On the execution by the Trustee, the Manager and any successor
                Paying Agent of an instrument effecting the appointment of that successor Paying Agent, that successor Paying Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Paying Agent (or, in the case of a successor Principal
                Paying Agent, as if originally named as Principal Paying Agent)
                in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Paying Agent is appointed.

        (b)     Any corporation:

                (i)     into which a Paying Agent is merged;

                (ii)    with which a Paying Agent is consolidated;

                (iii)   resulting from any merger or consolidation to which a
                        Paying Agent is a party; or

                (iv)    to which a Paying Agent sells or otherwise transfers all
                        or substantially all the assets of its corporate trust
                        business,

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--------------------------------------------------------------------------------

                shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become a successor Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the
                Manager, and after that effective date all references in this agreement to a Paying Agent (or in the case of a successor
                Principal Paying Agent, to the Principal Paying Agent) shall be references to that corporation.

19.6    SUCCESSOR TO CALCULATION AGENT

        (a)     On the execution by the Trustee, the Manager and any successor
                Calculation Agent of an instrument effecting the appointment of that successor Calculation Agent, that successor Calculation
                Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts,
                immunities, duties and obligations of its predecessor with effect as if originally named as Calculation Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Calculation Agent is appointed.

        (b)     Any corporation:

                (i)     into which the Calculation Agent is merged;

                (ii)    with which the Calculation Agent is consolidated;

                (iii)   resulting from any merger or consolidation to which the
                        Calculation Agent is a party;

                (iv)    to which the Calculation Agent sells or otherwise
                        transfers all or substantially all the assets of its
                        corporate trust business,

                shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Calculation Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the
                Manager, and after that effective date all references in this agreement to the Calculation Agent shall be references to that corporation.

19.7    SUCCESSOR TO NOTE REGISTRAR

        (a)     On the execution by the Trustee, the Manager and any successor
                Note Registrar of an instrument effecting the appointment of that successor Note Registrar, that successor Note Registrar shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts,
                immunities, duties and obligations of its predecessor with effect as if originally named as Note Registrar in this
                agreement in respect of the relevant Offshore Notes and Note
                Register and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or

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                relating to any act or omission occurring prior to the date on which the successor Note Registrar is appointed.

        (b)     Any corporation:

                (i)     into which a Note Registrar is merged;

                (ii)    with which a Note Registrar is consolidated;

                (iii)   resulting from any merger or consolidation to which a
                        Note Registrar is a party; or

                (iv)    to which a Note Registrar sells or otherwise transfers
                        all or substantially all the assets of its corporate
                        trust business,

                shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the relevant successor Note Registrar under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the
                Trustee or the Manager, and after that effective date all
                references in this agreement to that Note Registrar shall be references to that corporation.

19.8    NOTICE TO OFFSHORE NOTEHOLDERS

        The Manager on behalf of the Trustee shall, within 14 days of:

        (a)     the termination of the appointment of any Paying Agent, any Note
                Registrar or the Calculation Agent;

        (b)     the appointment of a new Paying Agent, Note Registrar or
                Calculation Agent; or

        (c)     the resignation of any Paying Agent or Calculation Agent,

        give to the Offshore Noteholders notice of the termination, appointment or resignation in accordance with the relevant Condition 12 (in the case of a termination under clause 19.1(b)(i) or 19.2 at the cost of the outgoing Paying Agent or the Calculation Agent, as the case may be).

19.9    CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE

        (a)     If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be within the same city as its previous Paying Office), it must give to the
                Trustee, the Manager, the Note Trustee, the Offshore Noteholders
                (which notice, in the case of the Offshore Noteholders, must be given in accordance with Condition 12) and, in the case of a change in the Paying Office of a Paying Agent other than the
                Principal Paying Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new Paying Office and stating the date on which the change is to take effect.

        (b)     If the Calculation Agent proposes to change its Specified Office
                (which must be in London or such other jurisdiction as the
                Calculation Agent, the Manager and the Trustee agree from time to time), or to nominate a further Specified Office, it must give to the Trustee, the Manager, the Offshore Noteholders
                (which notice, in the case of the Offshore Noteholders, must be given in accordance with Condition 12) and the Note Trustee, not less than 30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect.

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        (c)     The Manager, on behalf of the Trustee, must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 19.1 or 19.2 on or prior to the date of that change) give to the Offshore Noteholders notice in accordance with the relevant Conditions of that change and of the address of the new Paying Office or Specified Office (as the case may be) but the costs of giving that notice shall be borne by the Paying Agent or the Calculation Agent (as the case may
                be) which is changing its Paying Office and not by the Trustee or the Manager.

20.     FEES AND EXPENSES
--------------------------------------------------------------------------------

        (a)     The Trustee shall pay to the Principal Paying Agent during the period when any of the Offshore Notes remain outstanding the administration fee separately agreed by the Principal Paying
                Agent and the Manager (on behalf of the Trustee), together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Principal
                Paying Agent is terminated under this agreement, the Principal
                Paying Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the
                Principal Paying Agent will not be the Principal Paying Agent.

        (b)     The Trustee shall pay to the Calculation Agent during the period when any of the Offshore Notes remain outstanding the fee
                separately agreed by the Calculation Agent, the Manager and the
                Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the
                appointment of the Calculation Agent is terminated under this agreement, the Calculation Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Calculation Agent will not be the Calculation
                Agent.

        (c)     The Trustee shall pay to each Note Registrar during the period when any of the relevant Offshore Notes remain outstanding the fee separately agreed by that Note Registrar and the Trustee, together with any out-of-pocket expenses properly incurred
                (including any legal fees and expenses). If the appointment of a
                Note Registrar is terminated under this agreement, that Note
                Registrar must refund to the Trustee that proportion of the fee
                (if any) which relates to the period during which that Note
                Registrar will not be the relevant Note Registrar.

        (d)     Save as provided in paragraphs (a), (b) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the Manager shall have any liability in respect of any fees or expenses of the Calculation Agent, Principal Paying Agent, any
                other Paying Agent or any Note Registrar in connection with this agreement.

        (e)     The above fees, payments and expenses shall be paid in Euros,
                US$ or A$ (as separately agreed between each of the Trustee, the
                Manager and the Principal Paying Agent (in the case of the fees, payments and expenses referred to in paragraph (a)), each of the
                Trustee, the Manager and the Calculation Agent (in the case of the fees, payments and expenses referred to in paragraph (b))
                and each of the Trustee, the Manager and each Note Registrar (in the case of the fees, payments and expenses referred to in paragraph (c)) and the Trustee shall in addition pay any Value
                Added Tax and GST which may be applicable. The Principal Paying
                Agent shall arrange for payment of commissions to the other
                Paying

--------------------------------------------------------------------------------
                                                                         Page 28

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a)
                the Trustee shall not be concerned with or liable in respect of that payment.

21.     WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

        (a)     No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

        (b)     The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

22.     SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

        Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

23.     ASSIGNMENTS
--------------------------------------------------------------------------------

        Subject to the other provisions of this agreement, no party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of any Offshore Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the
        Security Trust Deed. A party who assigns or transfers any of its rights or obligations under this agreement must promptly notify each Designated
        Rating Agency of that assignment or transfer.

24.     NOTICES
--------------------------------------------------------------------------------

24.1    GENERAL

        All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

        (a)     must be in writing;

        (b)     must be signed by an Authorised Signatory of the sender; and

        (c)     subject to paragraph (d), will be taken to be duly given or made:

                (i)     (in the case of delivery in person or by post) when
                        delivered, received or left at the address of the
                        recipient shown in clause 24.2 or to any other address
                        which may have been notified by the recipient to the
                        sender under this clause 24; and

--------------------------------------------------------------------------------
                                                                         Page 29

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                (ii)    (in the case of facsimile transmission) on receipt of a
                        transmission report confirming successful transmission
                        to the number shown in clause 24.2 or any other number
                        notified by the recipient to the sender under this
                        clause 24,

                but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 5.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

        (d)     For the purposes of paragraph (c), all notices, requests,
                demands, consents, approvals, agreements or other communications to the Note Trustee, Principal Paying Agent, a Note Registrar or
                the Calculation Agent must be given or made by facsimile
                transmission.

        Any party may by notice to each party change its address, facsimile or telephone number under this clause 24.1.

24.2    DETAILS

        The address, telephone and facsimile of each party at the date of this agreement are as follows:

        THE TRUSTEE

        PERPETUAL TRUSTEES CONSOLIDATED LIMITED
        Level 12 Angel Place
        123 Pitt Street
        Sydney, New South Wales 2000

        Tel:            612 9229 9000
        Fax:            612 9221 7870

        Attention:      Manager Securitisation

        THE MANAGER

        CRUSADE MANAGEMENT LIMITED
        4-16 Montgomery Street
        Kogarah, New South Wales 2217

        Tel:            612 9320 5605
        Fax:            612 9320 5785

        Attention:      Chief Manager, Securitisation

        THE PRINCIPAL PAYING AGENT

        THE BANK OF NEW YORK

        IN RELATION TO THE CLASS A-1 NOTES, CLASS A-1 NOTEHOLDERS AND CLASS A-1
        NOTE OWNERS:

        101 Barclay Street
        Floor 21 West
        New York

--------------------------------------------------------------------------------
                                                                         Page 30

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

        New York 10286
        UNITED STATES OF AMERICA

        Fax:            + 1 212 815 5802 / 5803

        Attention:      Global Trust Services

        IN RELATION TO THE CLASS A-2 NOTES, CLASS A-2 NOTEHOLDERS AND CLASS A-2
        NOTE OWNERS:

        48th Floor, 1 Canada Square
        London E14 5AL
        UNITED KINGDOM

        Fax:            + 44 20 796 46399

        Attention:      Global Trust Services

        THE CALCULATION AGENT

        THE BANK OF NEW YORK
        48th Floor, 1 Canada Square
        London E14 5AL
        UNITED KINGDOM

        Fax:            + 44 20 796 46399

        Attention:      Global Trust Services

        THE NOTE TRUSTEE

        THE BANK OF NEW YORK
        101 Barclay Street
        Floor 21 West
        New York
        New York 10286
        UNITED STATES OF AMERICA

        Fax:            + 1 212 815 5802 / 5803

        Attention:      Global Trust Services

        THE CLASS A-1 NOTE REGISTRAR

        THE BANK OF NEW YORK
        101 Barclay Street
        Floor 21 West
        New York
        New York 10286
        UNITED STATES OF AMERICA

        Fax:            + 1 212 815 5802 / 5803

        Attention:      Global Trust Services

--------------------------------------------------------------------------------
                                                                         Page 31

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

        Solely for the purposes of transfer of any Class A-1 Note, the Class A-1
        Note Registrar shall act through its office at 101 Barclay Street, Floor
        21 West, New York, New York 10286.

        THE CLASS A-2 NOTE REGISTRAR

        THE BANK OF NEW YORK
        48th Floor, 1 Canada Square
        London E14 5AL
        UNITED KINGDOM

        Fax:            + 44 20 796 46399

        Attention:      Global Trust Services

        Solely for the purposes of transfer of any Class A-2 Note, the Class A-2
        Note Registrar shall act through its office at 48th Floor, 1 Canada
        Square, London E14 5AL, United Kingdom.

24.3    COMMUNICATION THROUGH PRINCIPAL PAYING AGENT

        All communications relating to this agreement between the Trustee or the
        Manager, a Note Registrar and the Calculation Agent and any of the
        Paying Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal
        Paying Agent.

25.     LIMITED RECOURSE
--------------------------------------------------------------------------------

25.1    GENERAL

        Clause 30 of the Master Trust Deed (as amended by the Supplementary
        Terms Notice) applies to the obligations and liabilities of the Trustee and the Manager under this agreement.

25.2    LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

        (a)     This agreement applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity (except where the
                Transaction Documents provide otherwise). Subject to paragraph
                (c) below, a liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the
                liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

        (b)     Subject to paragraph (c) below, no person (including any
                Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the
                appointment of a receiver (except under the Security Trust
                Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

--------------------------------------------------------------------------------
                                                                         Page 32

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

        (c)     The provisions of this clause 25.2 shall not apply to any
                obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by
                operation of law there is a reduction in the extent of the
                Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or
                Default.

        (d)     It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant
                Party or any person who has been delegated or appointed by the
                Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

        (e)     In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Offshore
                Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

        (f)     In this clause, RELEVANT PARTIES means each of the Manager, the
                Servicer, the Custodian, the Calculation Agent, each Paying
                Agent, the Note Trustee, each Note Registrar and the provider of any Support Facility.

        (g)     Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

25.3    UNRESTRICTED REMEDIES

        Nothing in clause 25.2 or 25.4 limits a Paying Agent or the Calculation
        Agent in:

        (a)     obtaining an injunction or other order to restrain any breach of this agreement by any party;

        (b)     obtaining declaratory relief; or

        (c)     in relation to its rights under the Security Trust Deed.

25.4    RESTRICTED REMEDIES

        Except as provided in clauses 25.3 and 25.2(c) neither any Paying Agent nor the Calculation Agent shall:

        (a)     (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

        (b)     (STATUTORY DEMAND) issue any demand under section 459E(1) of the
                Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee;

        (c)     (WINDING UP) apply for the winding up or dissolution of the
                Trustee;

--------------------------------------------------------------------------------
                                                                         Page 33

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

        (d)     (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

        (e)     (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

        (f)     (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

        (g)     (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

        or take proceedings for any of the above and each Paying Agent and the
        Calculation Agent waives its rights to make those applications and take those proceedings.

26.     COUNTERPARTS
--------------------------------------------------------------------------------

        This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

27.     GOVERNING LAW
--------------------------------------------------------------------------------

        This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

28.     SUCCESSOR TRUSTEE
--------------------------------------------------------------------------------

        Each Paying Agent and the Calculation Agent shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the Master Trust Deed to become the Trustee under this agreement.

29.     COMPLIANCE WITH REGULATION AB: OTHER "SERVICING FUNCTION PARTICIPANTS"
--------------------------------------------------------------------------------

29.1    INTENT OF THE PARTIES, REASONABLENESS

        The Paying Agent (for purposes of this clause 29, the "Servicing
        Function Participant") and the Manager acknowledge and agree that the purpose of this clause 29 is to facilitate compliance by the Manager with the provisions of Regulation AB and related rules and regulations of the Commission.

        The Manager shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities
        Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicing Function Participant acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of
        Regulation AB. The Servicing Function Participant shall use all reasonable endeavours to cooperate fully with the

--------------------------------------------------------------------------------
                                                                         Page 34

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

        Manager to deliver to the Manager (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the
        Manager to permit the Manager to comply with the provisions of
        Regulation AB, together with such disclosures relating to the Servicing
        Function Participant, any Subservicer and the Purchased Receivables, or
        the servicing of the Purchased Receivables, reasonably believed by the
        Manager to be necessary in order to effect such compliance.

        The Manager (including any of its assignees or designees) shall cooperate with the Servicing Function Participant by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the
        Manager's reasonable judgment, to comply with Regulation AB.

29.2    INFORMATION TO BE PROVIDED BY THE SERVICING FUNCTION PARTICIPANT

        (a)     The Servicing Function Participant shall:

                (i)     within five Business Days following request by the
                        Manager, provide to the Manager, in writing and in form
                        and substance reasonably satisfactory to the Manager,
                        the information and materials specified in paragraphs
                        (a) and (b) of this clause 29.2, and

                (ii)    as promptly as practicable following notice to or
                        discovery by the Servicing Function Participant, provide
                        to the Manager (in writing and in form and substance
                        reasonably satisfactory to the Manager) the information
                        specified in paragraph (c) of this clause 29.2.

        (b)     If so requested by the Manager, the Servicing Function
                Participant shall provide such information regarding itself.
                Such information shall be:

                (i)     a brief description of any material legal or
                        governmental proceedings pending (or known to be
                        contemplated) against the Servicing Function
                        Participant; and

                (ii)    a description of any affiliation or relationship between
                        the Servicing Function Participant and any of the
                        following parties to this transaction, as such parties
                        are identified to the Servicing Function Participant by
                        the Manager in writing:

                                (1)     the sponsor;

                                (2)     the depositor;

                                (3)     the issuing entity;

                                (4)     any servicer;

                                (5)     any trustee;

                                (6)     any originator;

                                (7)     any significant obligor;

                                (8)     any enhancement or support provider; and

                                (9)     any other material transaction party.

        (c)     As a condition to the succession to the Servicing Function
                Participant under this Agency Agreement or any other Transaction
                Document by any person:

--------------------------------------------------------------------------------
                                                                         Page 35

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

                (i)     into which the Servicing Function Participant, if any,
                        may be merged or consolidated; or

                (ii)    which may be appointed as a successor to the Servicing
                        Function Participant, the Servicing Function Participant
                        shall provide to the Manager, at least 15 calendar days
                        prior to the effective date of such succession or
                        appointment:

                        (A)     written notice to the Manager of such succession
                                or appointment; and

                        (B)     in writing and in form and substance reasonably
                                satisfactory to the Manager, all information
                                reasonably requested by the Manager in order to
                                comply with its reporting obligation under Item
                                6.02 of Form 8-K with respect to any class of
                                asset-backed securities.

29.3    REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION

        (a)     On or before 1 December of each calendar year, commencing in
                2006, the Servicing Function Participant shall:

                (i)     deliver to the Manager a report (in form and substance
                        reasonably satisfactory to the Manager) regarding the
                        Servicing Function Participant's assessment of
                        compliance with the Servicing Criteria for which the
                        Servicing Function Participant has agreed it is
                        responsible during the immediately preceding calendar
                        year ended 30 September as required under Rules 13a-18
                        and 15d-18 of the Exchange Act and Item 1122 of
                        Regulation AB. Such report shall be addressed to the
                        Manager and signed by an authorised officer of the
                        Servicing Function Participant, and shall address each
                        such Servicing Criteria specified on a certification
                        substantially in the form of schedule 1 to this Agency
                        Agreement, delivered to the Manager concurrently with
                        the execution of this Agency Agreement; and

                (ii)    deliver to the Manager a report of a registered public
                        accounting firm reasonably acceptable to the Manager
                        that attests to, and reports on, the assessment of
                        compliance made by the Servicing Function Participant
                        and delivered pursuant to the preceding paragraph. Such
                        attestation shall be in accordance with Rules 1-02(a)(3)
                        and 2-02(g) of Regulation S-X under the Securities Act
                        and the Exchange Act.

        (b)     Each assessment of compliance provided by a Subservicer, if any, pursuant to this clause 29.3 shall address each of the Servicing
                Criteria for which such Subservicer has agreed it is responsible specified on a certification substantially in the form of
                schedule 1 to this Agency Agreement, delivered to the Manager concurrently with the execution of this Agency Agreement or, in the case of a Subservicer, if any, subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to clause
                29.3(a)(iii) need not address any elements of the Servicing
                Criteria other than those specified by the relevant Servicing
                Function Participant pursuant to clause 29.4.

--------------------------------------------------------------------------------
                                                                         Page 36

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

29.4    USE OF SUBSERVICERS AND SUBCONTRACTORS

        The Servicing Function Participant shall not hire or otherwise utilise the services of any Subservicer to fulfil any of the obligations of the
        Servicing Function Participant under this Agency Agreement or any other
        Transaction Document without the written consent of the Manager. The
        Servicing Function Participant shall not hire or otherwise utilise the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilise the services of any Subcontractor, to fulfil any of the obligations of the Servicing Function Participant under this
        Agency Agreement or any other Transaction Document without the written consent of the Manager.

30.     ANTI-MONEY LAUNDERING
--------------------------------------------------------------------------------

        (a)     Subject to paragraph (b), each party (the PROVIDER) must, on the request of any other party (the RECIPIENT), provide the
                Recipient with any information or document in the Provider's possession or otherwise readily available to the Provider, where such information or document is required by the Recipient to comply with any applicable anti-money laundering or
                counter-terrorism financing laws including any such laws
                requiring the Recipient to carry out "know your customer" or other identification checks or procedures (RELEVANT LAWS).

        (b)     The Provider's obligations under paragraph (a) are subject to any confidentiality, privacy or other obligations imposed by law on the Provider in relation to the requested information or document, except to the extent overridden by the Relevant Laws.

        (c)     Each party must comply with any Relevant Laws applicable to it, to the extent required to comply with its obligations under the
                Transaction Documents. Any party may decline to perform any obligation under the Transaction Documents to the extent it forms the view, in its reasonable opinion, that notwithstanding that it has taken all action to comply with any applicable
                Relevant Laws, it is required by Relevant Laws to decline to perform any such obligation.

        (d)     To the maximum extent permitted by law, each party and each
                Mortgagee (as defined in the Security Trust Deed) releases, to the extent that it is able, each other party from any
                confidentiality, privacy or general law obligations that such other party would otherwise owe and which would otherwise
                prevent such other party from providing any information or documents requested in accordance with this clause or any
                similar clause in any other Transaction Document, to the extent necessary to allow such other party to provide such information or documents and solely for the purpose of providing such
                information or documents.

--------------------------------------------------------------------------------
                                                                         Page 37

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

EXECUTED as an agreement.

Each attorney executing this agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED for PERPETUAL TRUSTEES CONSOLIDATED
LIMITED by its attorney under power of attorney
in the presence of:

/s/ Matthew Leibowitz
----------------------------------------    ------------------------------------
Witness Signature                           Attorney Signature /s/ Andrea Ruver

Matthew Leibowitz
----------------------------------------    ------------------------------------
Print Name                                  Print Name Andrea Ruver

MANAGER

SIGNED for CRUSADE MANAGEMENT LIMITED by
its attorney under power of attorney in
the presence of:

/s/ Matthew Leibowitz
----------------------------------------    ------------------------------------
Witness Signature                           Attorney Signature /s/ Andrew Jinks

Matthew Leibowitz
----------------------------------------    ------------------------------------
Print Name                                  Print Name Andrew Jinks

PRINCIPAL PAYING AGENT

SIGNED on behalf of THE BANK OF NEW YORK
in the presence of:

/s/ Tony Lee

--------------------------------------------------------------------------------
                                                                         Page 38

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

----------------------------------------
Authorised Signatory

ASSISTANT VICE PRESIDENT
----------------------------------------
Print Name Tony Lee

NOTE TRUSTEE

SIGNED on behalf of THE BANK OF NEW YORK
in the presence of:

/s/ Tony Lee
----------------------------------------
Authorised Signatory

ASSISTANT VICE PRESIDENT
----------------------------------------
Print Name Tony Lee

CALCULATION AGENT

SIGNED on behalf of THE BANK OF NEW YORK
in the presence of:

/s/ Tony Lee
----------------------------------------
Authorised Signatory

ASSISTANT VICE PRESIDENT
----------------------------------------
Print Name Tony Lee

CLASS A-1 NOTE REGISTRAR

SIGNED on behalf of THE BANK OF NEW YORK
in the presence of:

/s/ Tony Lee
----------------------------------------
Authorised Signatory

--------------------------------------------------------------------------------
                                                                         Page 39

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

ASSISTANT VICE PRESIDENT
----------------------------------------
Print Name Tony Lee

CLASS A-2 NOTE REGISTRAR

SIGNED on behalf of THE BANK OF NEW YORK
in the presence of:

/s/ Tony Lee
----------------------------------------
Authorised Signatory

ASSISTANT VICE PRESIDENT
----------------------------------------
Print Name Tony Lee

--------------------------------------------------------------------------------
                                                                         Page 40

                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

SCHEDULE 1

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
--------------------------------------------------------------------------------

The assessment of compliance to be delivered by [St.George Bank Limited]
[Perpetual Trustees Consolidated Limited] [Crusade Management Limited] [The Bank
of New York (it its various capacities] [St.George Custodial Pty Limited]
[Currency Swap Provider] [Name of Subservicer] [Name of Subcontractor] [Name of
any Other Party Responsible For Servicing Function] shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                APPLICABLE
                                           SERVICING CRITERIA                                                   SERVICING
                                                                                                                 CRITERIA
----------------------------------------------------------------------------------------------------------------------------
     REFERENCE                                               CRITERIA
----------------------------------------------------------------------------------------------------------------------------

                                                  GENERAL SERVICING CONSIDERATIONS
------------------                                                                                          ----------------
                    Policies and procedures are instituted to monitor any performance or other triggers
1122(d)(1)(i)       and events of default in accordance with the transaction agreements.

------------------                                                                                          ----------------

                    If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with
1122(d)(1)(ii)      such servicing activities.

------------------                                                                                          ----------------

                    Any requirements in the transaction agreements to maintain a back-up servicer for the
1122(d)(1)(iii)     pool assets are maintained.

------------------                                                                                          ----------------

                    A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)      agreements.

------------------                                                                                          ----------------

                                                 CASH COLLECTION AND ADMINISTRATION

------------------                                                                                          ----------------

                    Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or
1122(d)(2)(i)       such other number of days specified in the transaction agreements.

----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                APPLICABLE
                                           SERVICING CRITERIA                                                   SERVICING
                                                                                                                 CRITERIA
----------------------------------------------------------------------------------------------------------------------------
       REFERENCE                                             CRITERIA
----------------------------------------------------------------------------------------------------------------------------

                    Disbursements made via wire transfer on behalf of an obligor or to an investor are
1122(d)(2)(ii)      made only by authorized personnel.

------------------                                                                                          ----------------

                    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and
1122(d)(2)(iii)     approved as specified in the transaction agreements.

------------------                                                                                          ----------------

                    The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with
1122(d)(2)(iv)      respect to commingling of cash) as set forth in the transaction agreements.

------------------                                                                                          ----------------

                    Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)       Securities Exchange Act.

------------------                                                                                          ----------------

1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent unauthorized access.

------------------                                                                                          ----------------

                    Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the
1122(d)(2)(vii)     transaction agreements.

----------------------------------------------------------------------------------------------------------------------------

                                                 INVESTOR REMITTANCES AND REPORTING

------------------                                                                                          ----------------

--------------------------------------------------------------------------------
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                                                                               +

AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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                                                                                                                APPLICABLE
                                           SERVICING CRITERIA                                                   SERVICING
                                                                                                                 CRITERIA
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       REFERENCE                                             CRITERIA
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                    Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                    Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors'
                    or the trustee's records as to the total unpaid principal balance and number of pool
1122(d)(3)(i)       assets serviced by the servicer.

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                    Amounts due to investors are allocated and remitted in accordance with timeframes,
1122(d)(3)(ii)      distribution priority and other terms set forth in the transaction agreements.

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                    Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of days specified in the transaction
1122(d)(3)(iii)     agreements.

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                    Amounts remitted to investors per the investor reports agree with cancelled checks, or
1122(d)(3)(iv)      other form of payment, or custodial bank statements.

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                                                     POOL ASSET ADMINISTRATION

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                    Collateral or security on pool assets is maintained as required by the transaction
1122(d)(4)(i)       agreements or related asset pool documents.

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                    Pool assets and related documents are safeguarded as required by the transaction
1122(d)(4)(ii)      agreements

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                    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction
1122(d)(4)(iii)     agreements.

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                    Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more
1122(d)(4)(iv)      than two business

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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                                                                                                                APPLICABLE
                                           SERVICING CRITERIA                                                   SERVICING
                                                                                                                 CRITERIA
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       REFERENCE                                             CRITERIA
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                    days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

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                    The servicer's records regarding the pool assets agree with the servicer's records
1122(d)(4)(v)       with respect to an obligor's unpaid principal balance.

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                    Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
1122(d)(4)(vi)      accordance with the transaction agreements and related pool asset documents.

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                    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)     established by the transaction agreements.

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                    Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling
1122(d)(4)(viii)    plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

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                    Adjustments to interest rates or rates of return for pool assets with variable rates
1122(d)(4)(ix)      are computed based on the related pool asset documents.

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                    Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
1122(d)(4)(x)       interest on such funds is paid, or credited, to obligors in accordance with

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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                                                                                                                APPLICABLE
                                           SERVICING CRITERIA                                                   SERVICING
                                                                                                                 CRITERIA
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       REFERENCE                                             CRITERIA
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                    applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets or such other number of days specified in the transaction agreements.

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                    Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of
1122(d)(4)(xi)      days specified in the transaction agreements.

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                    Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)     late payment was due to the obligor's error or omission.

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                    Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified
1122(d)(4)(xiii)    in the transaction agreements.

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                    Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in
1122(d)(4)(xiv)     accordance with the transaction agreements.

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                    Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
                    or Item 1115 of Regulation AB, is maintained as set forth in the transaction
1122(d)(4)(xv)      agreements.

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     [SERVICER]

Date:

By:

Name:

                           FORM OF 10-K CERTIFICATION

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AGENCY AGREEMENT                                          ALLENS ARTHUR ROBINSON
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      [________________] (the "Asserting Party") is responsible for assessing compliance as of September 30, 200[_] and for the period from September [21],
2006 (date of issuance of the Crusade Global Trust No. 2 of 2006) through
September 30, 200[_] (the "Reporting Period") with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal Regulations (the "CFR"),
except for criteria 229.1122(d)[insert section numbers in Regulation AB that are not applicable to Asserting Party] in the CFR, which the Asserting Party has concluded are not applicable to the servicing of the Crusade Global Trust No. 2 of 2006 asset-backed securitization transaction backed by housing loan receivables and serviced by the Asserting Party (the "Applicable Servicing
Criteria"). The sole asset-backed securitization transaction covered by this report was the Crusade Global Trust No. 2 of 2006.

The Asserting Party has assessed its compliance with the Applicable Servicing
Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria for the Crusade Global Trust No. 2 of 2006 asset-backed securitization transaction backed by housing loan receivables serviced by the Asserting Party.

[____________] LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable
Servicing Criteria for the Reporting Period as set forth in this assertion.

     [SERVICER]

Date:

By:

Name:

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